SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by Party other than the Registrant [_]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[_]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e) (2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                               Third Avenue Trust
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                (Name of Registrant as Specified In Its Charter)

    (name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6 (i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(1)  Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                          NEW YORK, NEW YORK 10017-2023

Dear Fellow Shareholder,

     I would like to notify you of a special meeting of shareholders of Third Avenue Funds, which is described in the enclosed materials. A number of important proposals will be voted on, and I urge you to vote your enclosed proxy.

     One proposal relates to changing various investment restrictions of the Third Avenue Value Fund so they are identical to those of the Third Avenue Small-Cap Value Fund and the Third Avenue Real Estate Value Fund. A second proposal requests the election of the Board of Trustees, since some of the Trustees have been elected by the Board to fill existing vacancies and have not been previously elected by shareholders. We are also seeking to ratify the selection of auditors for the Funds. The last proposal seeks approval of a new Investment Advisory Agreement with the Funds' adviser, which contains terms that are substantially the same as the existing contract, with a few additions. The approval is being sought in connection with a technical change of control of the adviser that would be caused by a proposed transfer of voting control of the adviser back to my adult children who own a majority of the shares. No change in the management or operations of the adviser or the Funds would occur as a result of this transfer. I will continue to act as portfolio manager or co-portfolio manager of the Funds and in fact will be entering into a five-year employment contract with the Funds' adviser. Since this transfer requires shareholder approval, we are taking this opportunity to simultaneously update the Investment Advisory Agreement, by adding the new provisions as more fully described in the Proxy Statement.

     The proxy documents explain each proposal in detail, and I encourage you to review them. As always, we are available to answer your questions at 1-800-443-1021. By mailing in your vote today, you can help Third Avenue Funds avoid the cost of follow-up mailings and phone calls.

     We appreciate your prompt attention to this matter. Thank you for being a shareholder of Third Avenue Funds.

Sincerely,

/s/ Martin J. Whitman
---------------------
Martin J. Whitman
Chairman of the Board and Chief Executive Officer

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                          NEW YORK, NEW YORK 10017-2023

                                 ---------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

     A Special Meeting (the "Meeting") of shareholders of funds (each a "Fund" and, collectively, the "Funds") comprising Third Avenue Trust (the "Trust"), a Delaware business trust, will be held at Four Times Square, 38th Floor, New York, New York 10036 on May 24, 2000 at 11:00 a.m. New York time for the following purposes:

1. To elect ten (10) Trustees to serve until the next meeting of shareholders, if any, and until the election and qualification of their successors.

2. To approve changing various fundamental investment restrictions of the Third Avenue Value Fund in order to make them consistent with the fundamental investment restrictions of the other Funds of the Trust.

3. To  ratify  the  selection  of  PricewaterhouseCoopers   LLP  as  independent
   accountants for the Funds for the fiscal year ending October 31, 2000.

4. To approve a new Investment Advisory Agreement between Third Avenue Value Fund and its current adviser, EQSF Advisers, Inc,. in connection with a proposed change of control of EQSF Advisers, Inc.

5. To approve a new Investment Advisory Agreement between Third Avenue Small-Cap Value Fund and its current adviser, EQSF Advisers, Inc. in connection with a proposed change of control of EQSF Advisers, Inc.

6. To approve a new Investment Advisory Agreement between Third Avenue Real Estate Value Fund and its current adviser, EQSF Advisers, Inc. in connection with a proposed change of control of EQSF Advisers, Inc.

7. To transact such other business as may properly come before the meeting and/or any adjournments thereof.

     Shareholders of record at the close of business on April 10, 2000 are entitled to notice of, and to vote at the meeting and/or any adjournments thereof.

By Order of the Board of Trustees,

David M. Barse
PRESIDENT

APRIL 15, 2000

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                             YOUR VOTE IS IMPORTANT

SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE ADDITIONAL FUND EXPENSE OF FURTHER SOLICITATION.

                              QUESTIONS AND ANSWERS

Q: Why is this material being sent to shareholders and what are they supposed to do with it?

A: This material is being sent to shareholders of the Funds to ask them to vote on some important proposals. These proposals include the approval of changes in the investment restrictions of the Third Avenue Value Fund, the election of the Board of Trustees, the ratification of the auditors of the financial statements of the Funds comprising the Trust and the approval of a new Investment Advisory Agreement with the adviser of each Fund comprising the Trust. The Trustees recommend that you vote FOR all the proposals.

Q: Why is it necessary to vote on a new Investment Advisory Agreement with the Funds' investment adviser if there are no material changes between that contract and the existing one?

A: The  primary  reason  is that  Martin  J.  Whitman,  the  Chairman  and Chief
   Executive Officer of the Funds and the Adviser, wishes to give back to his children the voting rights to the shares they own. If Mr. Whitman gives back his voting rights, the present Investment Advisory Agreements will terminate automatically under the law. Consequently, it is necessary for shareholders to approve a new Agreement so that the Adviser can continue, without interruption, to provide its services to the Funds comprising the Trust. Mr. Whitman plans to remain with the Funds and the Adviser in his current capacities for the indefinite future and will be entering into a five-year employment agreement with the Adviser. Since the Adviser is required to present the Agreement to shareholders for their approval, it makes sense to simultaneously update the Investment Advisory Agreements to include language it uses in other Investment Advisory Agreements that it is a party to.

Q: Do shareholders of all of the Funds have to vote on changing the fundamental investment restrictions of the Third Avenue Value Fund, or just the shareholders of that Fund?

A: Just the shareholders of the Third Avenue Value Fund. The reason for this proposal is to make the fundamental investment restrictions of all of the Funds comprising the Trust identical to one another.

Q: Why are shareholders electing Trustees to the Board when the Trustees already serve in that capacity?

A: Some of the Trustees were elected by the Board, rather than the shareholders, to fill vacancies that have occurred over the years. Management desires that shareholders elect all present members of the Board of Trustees. This will minimize the likelihood that the Board would have to spend additional shareholder funds to hold a special meeting to elect trustees, which would be required at any time less than 2/3 of the Trustees have been elected by the shareholders.

Q: Why is the selection of the independent accountants being ratified?

A: The Trust is required to present ratification of the independent accountants at least once each year in which it holds any shareholder meeting.




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IMPORTANT  ADDITIONAL  INFORMATION  ABOUT  THE  PROPOSALS  IS SET  FORTH  IN THE
ACCOMPANYING PROXY STATEMENT. PLEASE READ IT CAREFULLY.
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                                       2

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                          NEW YORK, NEW YORK 10017-2023

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 24, 2000

     This Proxy Statement is furnished to the shareholders of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (each a "Fund" and collectively the "Funds"), each a series of the Third Avenue Trust (the "Trust"), in connection with the solicitation by the management of the Trust of proxies to be used at the Special Meeting of Shareholders of the Funds (the "Meeting"), to be held at Four Times Square, 38th Floor, New York, New York 10036, on May 24, 2000 at11:00 a.m. New York time, and/or at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

     The cost of the solicitation of proxies will be borne directly by the Trust and therefore, indirectly by its shareholders. The Trust has retained Shareholder Communications Corporation as its solicitation agent. The cost of solicitation is estimated to be approximately $10,000 plus out of pocket expenses. Proxies may also be solicited personally or by mail, telephone or electronic means by Trustees, officers and regular employees of the Trust, its Investment Adviser, EQSF Advisers, Inc. (the "Adviser") and PFPC Inc., the Fund's transfer agent.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest of each Fund represented thereby will be voted in accordance with the instructions marked on the proxy.

     The following table sets forth each of the proposals to be voted on at the Meeting, and the shareholders of the Fund that are to vote on that proposal:

         PROPOSAL                                 FUND(S) VOTING ON PROPOSAL
1. To elect ten (10)  Trustees  to serve until    All Funds
the next meeting of shareholders, if any, and until the election and qualification of their successors.

2. To  approve  changing  various  fundamental    Third Avenue Value Fund
investment  restrictions  of the Third  Avenue
Value Fund in order to make them consistent with the fundamental investment restrictions of the other Funds of the Trust.

3.    To    ratify    the     selection     of    All Funds
PricewaterhouseCoopers   LLP  as   independent
accountants for the Funds for the fiscal year ending October 31, 2000.

4.  To  approve  a  new  Investment   Advisory    Third Avenue Value Fund
Agreement between Third Avenue Value Fund and the Adviser, in connection with a proposed change of control of the Adviser.

5.  To  approve  a  new  Investment   Advisory    Third Avenue Small-Cap
Agreement between Third Avenue Small-Cap Value    Value Fun
Fund and the Adviser, in connection with a proposed change of control of the Adviser.

6.  To  approve  a  new  Investment   Advisory    Third Avenue Real Estate
Agreement  between  Third  Avenue  Real Estate    Value Fund
Value Fund and the Adviser, in connection with a proposed change of control of the Adviser.

     To the extent instructions are not marked, executed proxies will be voted FOR proposal 1, all of proposal 2, and proposals 3, 4, 5 and 6 and in the discretion of the proxies on any other matter. Any proxy may be revoked at any time prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

     At the close of business on April 10, 2000, the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, there were outstanding 39,923,024 shares of Third Avenue Value Fund, 9,889,118 shares of Third Avenue Small-Cap Value Fund and 1,248,698 shares of Third Avenue Real Estate Value Fund entitled to vote. Each share represents a transferable unit of beneficial interest in the applicable Fund and entitles the holder thereof to one vote on all matters which come before the Meeting with respect to that Fund. With respect to the election of Trustees and ratification of the accountants, shares of all Funds will be voted together and entitle the holder to one vote on those matters.

     In the event that a quorum is not present or a quorum is present but sufficient votes in favor of any of the proposals described in this proxy statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment, all executed proxies that make no provision to the contrary (such as by instructing the proxies to vote against the proposal).

     Some proposals require more votes than others to be approved. An affirmative vote of a majority of each Fund's outstanding shares (defined as either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) is necessary to approve its new Investment Advisory Agreement and, in the case of Third Avenue Value Fund, the change in each fundamental investment restriction being voted on. Election of Trustees requires a plurality of the votes cast at the Meeting. Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes of the applicable Fund cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding.

     This Proxy Statement and the accompanying Form of Proxy will initially be mailed to shareholders on or about April 15, 2000.

     Shareholders may request copies of the Annual Report of the Funds for the fiscal year ended October 31, 1999, without charge, by writing to Third Avenue Funds, 767 Third Avenue, New York, NY 10017, Attention: Marketing Department, or by calling toll-free (800) 443-1021.

                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES

     Pursuant to the By-Laws of the Trust, the Board of Trustees has fixed the number of trustees comprising the entire Board at not more than fifteen (15) and has designated the ten (10) incumbent Trustees listed below as nominees for election as Trustees of the Trust to hold office until the next Meeting of Shareholders and until their successors are elected and qualified.

     A shareholder using the enclosed proxy card can vote for all or any of the nominees of the Board of Trustees or withhold his or her vote from all or any of such nominees. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be voted FOR the election as Trustees of the Trust of each of the persons named below. If for any reason any of the nominees named below should be unable to stand for election or serve if elected, it is intended that such proxy will be voted for the election of such other person(s) as management may recommend. Each of the nominees is a member of the current Board of Trustees and has consented to his or her nomination and has agreed to serve if elected. Management has no reason to believe that any nominee will be unable to serve as a Trustee.

    The following table sets forth the names of management's nominees for election as Trustees, their principal occupation or employment during the past five years including the periods during which each of them has served as a Trustee, their age and the approximate number of shares of the Trust beneficially owned, directly or indirectly, by each of them as of March 31, 2000.

                                           POSITION(S)                                                 SHARES
                                           HELD WITH        PRINCIPAL OCCUPATION                        OWNED
      NAME & ADDRESS             AGE       REGISTRANT       DURING PAST 5 YEARS                      BENEFICIALLY
      ----------------------     -----     ---------------  -----------------------------------     --------------
      Phyllis W. Beck*           73        Trustee          An Associate Judge of the                    19,893
      GSB Bldg. Suite 800                                   Superior Court of Pennsylvania;
      City Line &                                           Trustee of Third Avenue Variable
      Belmont Ave.                                          Series Trust (1999-Present);
      Bala Cynwald, PA                                      Trustee or Director of the Trust
      19004-1611                                            or its predecessor since Nov. 1992.

      Lucinda Franks             53        Trustee          Journalist (1969-Present);                      0
      64 East 86th Street                                   Author; Winner of the 1971
      New York, Ny 10028                                    Pulitzer Prize for Journalism;
                                                            Trustee of Third Avenue Variable
                                                            Series Trust (1999-Present);
                                                            Trustee of the Trust since Feb. 1998.

      Gerald Hellerman           62        Trustee          Managing Director of Hellerman                4,607
      10965 Eight Bells Lane                                Associates, a financial and
      Columbia, MD 21044                                    corporate consulting firm.
                                                            Trustee of Third Avenue Variable
                                                            Series Trust (1999-Present);
                                                            Trustee or Director of the Trust or
                                                            its predecessor since Sept. 1993.

      Marvin Moser, M.D.         76        Trustee          Trustee of Trudeau Institute, a              28,732
      13 Murray Hill Road                                   medical research institute;
      Scarsdale, NY 10583                                   Clinical Professor of Medicine
                                                            at Yale University School of Medicine
                                                            and Senior Medical Advisor, National
                                                            High Blood Pressure Education
                                                            Program, National Heart Lung and
                                                            Blood Institute. Director of AMBI
                                                            Corp; Trustee of Third Avenue
                                                            Variable Series Trust (1999-Present);
                                                            Trustee or Director of the Trust or its
                                                            predecessor since Nov. 1994.

      Donald Rappaport           73        Trustee          Private investor and consultant               5,086
      1619 31st Street, N.W.,                               (1987-May 1997 and May
      Washington, D.C. 20007                                1999-Present); Chief Financial and
                                                            Chief Information Officer for
                                                            the U.S. Department of Education
                                                            (May 1997 to May 1999); Trustee of
                                                            Third Avenue  Variable Series Trust
                                                            (1999-Present);  Trustee or Director of
                                                            the Trust or its predecessor from November,
                                                            1991-May 1997 and since June 1999.

                                           POSITION(S)                                                 SHARES
                                           HELD WITH        PRINCIPAL OCCUPATION                        OWNED
      NAME & ADDRESS             AGE       REGISTRANT       DURING PAST 5 YEARS                      BENEFICIALLY
      ----------------------     -----     ---------------  -----------------------------------     --------------
      Myron M. Sheinfeld         70        Trustee          Counsel (12/96-Present) to and              40,357
      1001 Fannin St.,                                      Attorney and Shareholder
      Suite 3700                                            (1968-12/96) of Sheinfeld, Maley
      Houston, TX 77002                                     & Kay P.C., a law firm; Director
                                                            (1988-Present) of Nabors
                                                            Industries, Inc., an international
                                                            oil drilling contractor; Director
                                                            (11/98-Present) Anchor Glass
                                                            Container Corporation; Director
                                                            (7/99-Present) of Repap
                                                            Enterprises, Inc.; Author of texts
                                                            on Bankruptcy and Bankruptcy
                                                            Taxation; Former adjunct professor
                                                            of law University of Texas School
                                                            of Law (1974-1991); Trustee of
                                                            Third Avenue Variable Series Trust
                                                            (1999- Present); Trustee or
                                                            Director of the Trust or its
                                                            predecessor since its inception.

      Martin Shubik              73        Trustee          Seymour H. Knox Professor                   12,990
      Yale University                                       (1975-Present) of Mathematical and
      Dept. of Economics                                    Institutional Economics, Yale University;
      Box 2125, Yale Station                                Trustee of Third Avenue Variable
      New Haven, CT 06520                                   Series Trust (1999-Present);
                                                            Trustee or Director of the Trust or
                                                            its predecessor since its inception.

      Charles C. Walden          55        Trustee          Executive Vice President-Investments         6,953
      11 Williamsburg Circle                                (1973-Present)(Chief Investment Officer)
      Madison, CT 06443                                     of Knights of Columbus, a fraternal
                                                            benefit society selling life
                                                            insurance and annuities; Chartered
                                                            Financial Analyst; Trustee of Third
                                                            Avenue Variable Series Trust
                                                            (1999-Present); Trustee or Director
                                                            of the Trust or its predecessor
                                                            since May 1996.

      Barbara Whitman*           41        Trustee          Registered Securities Representative         40,271
      767 Third Avenue                                      (11/96-Present) of M.J. Whitman, Inc.,
      New York, NY 10017-2023                               a broker-dealer and the Funds'
                                                            underwriter; Director (4/95-Present)
                                                            of EQSF Advisers, Inc., the Funds'
                                                            investment adviser; Director (4/99-
                                                            Present) of M.J. Whitman Holding
                                                            Corp. (MJWHC), a holding company
                                                            managing investment subsidiaries
                                                            and an investment adviser to
                                                            private and institutional clients;
                                                            Director (12/99-Present) of The
                                                            Beck Institute; Director
                                                            (8/97-6/98) of Riverside Stage
                                                            Company; Trustee of Third Avenue
                                                            Variable Series Trust
                                                            (1999-Present; Trustee of the Trust
                                                            since September 1997.

                                           POSITION(S)                                                 SHARES
                                           HELD WITH        PRINCIPAL OCCUPATION                        OWNED
      NAME & ADDRESS             AGE       REGISTRANT       DURING PAST 5 YEARS                      BENEFICIALLY
      ----------------------     -----     ---------------  -----------------------------------     --------------
      Martin J. Whitman*         75        Trustee          Chairman and CEO (3/90-Present),           1,015,132
      767 Third Avenue                                      President (1/91-5/98), of the
      New York, NY 10017-2023                               Trust; Chairman and CEO (3/90-Present),
                                                            President (1/91-2/98), of EQSF
                                                            Advisers, Inc.; Chairman, CEO
                                                            (1/1/95-Present), President
                                                            (1/1/95-6/29/95) and Chief
                                                            Investment Officer (10/92-Present)
                                                            of M.J. Whitman Advisers. Inc., a
                                                            subsidiary of MJWHC; Chairman, CEO
                                                            (1/1/95-Present) and President
                                                            (1/1/95) of MJWHC and of M.J.
                                                            Whitman, Inc., a subsidiary of
                                                            MJWHC and the successor
                                                            broker-dealer of M.J. Whitman,
                                                            L.P.. (MJWLP), a Delaware limited
                                                            partnership which has been
                                                            dissolved; Distinguished Management
                                                            Fellow (1972 -Present) and Member
                                                            of the Advisory Board (10/94-6/95)
                                                            of the Yale School of Management at
                                                            Yale University; Director
                                                            (8/90-Present), Chairman
                                                            (8/90-7/99), President
                                                            (8/90-12/90), CEO (8/96-Present)
                                                            and Chief Investment Officer
                                                            (12/90-8/96) of Danielson Holding
                                                            Corporation, and a Director of its
                                                            subsidiaries; Director
                                                            (3/91-Present) of Nabors
                                                            Industries, Inc., an international
                                                            oil drilling contractor; Director
                                                            (8/97-Present) of Tejon Ranch Co.;
                                                            Director (3/93-2/96) of Herman's
                                                            Sporting Goods, Inc., which filed a
                                                            voluntary petition under Chapter 11
                                                            of the United States Bankruptcy
                                                            Code on April 26, 1996; President
                                                            and CEO (10/74-Present) of Martin
                                                            J. Whitman & Co., Inc. (formerly
                                                            M.J. Whitman & Co., Inc.), a
                                                            private investment company;
                                                            Chairman of the Board and Trustee
                                                            of Third Avenue Variable Series
                                                            Trust (1999-Present); Chairman and
                                                            CEO of the Trust or its predecessor
                                                            since its inception; Chartered
                                                            Financial Analyst.

* An asterisk denotes those trustees who are deemed "interested persons" of the Funds. Mrs. Beck is the sister of Mr. Whitman and the aunt of Ms. Whitman. Barbara Whitman is Mr. Whitman's daughter.

     The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays the non-affiliated Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service. The Trust paid Trustees, in the aggregate, $211,398 in such fees and expenses for the year ended October 31, 1999. Trustees do not receive any pension or retirement benefits from the Trust. The Board of Trustees held four meetings during the fiscal year ended October 31, 1999. Each Trustee attended at least 75% of the total number of meetings of the Board of Trustee held during the last fiscal year.

     For the fiscal year ended October 31, 1999, the aggregate amount of compensation paid to each Trustee by the Trust is listed below.

COMPENSATION TABLE

                                    AGGREGATE COMPENSATION           TOTAL COMPENSATION
                                     FROM REGISTRANT FOR             FROM REGISTRANT AND
                                      FISCAL YEAR ENDED               FUND COMPLEX PAID
 NAME AND POSITION HELD                OCTOBER 31, 1999*                TO TRUSTEES*
 -----------------------            ------------------------         --------------------
 Phyllis W. Beck, Trustee                        $ 0                           $ 0

 Lucinda Franks, Trustee                    $ 31,499                      $ 31,499

 Gerald Hellerman, Trustee                  $ 31,833                      $ 33,333

 Marvin Moser, M.D., Trustee                $ 31,833                      $ 33,333

 Donald Rappaport, Trustee                  $ 12,000                      $ 13,500

 Myron M. Sheinfeld, Trustee                $ 30,333                      $ 31,833

 Martin Shubik, Trustee                     $ 31,833                      $ 33,333

 Charles C. Walden, Trustee                 $ 31,833                      $ 33,333

 Barbara Whitman, Trustee                        $ 0                           $ 0

 Martin J. Whitman, Chairman                     $ 0                           $ 0
   and Chief Executive Officer

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $10,234 from Registrant and $11,166 from Fund Complex for all Trustees as a group. Amount includes fees with respect to the Third Avenue High Yield Fund, which was subsequently terminated in connection with the transfer of all of its assets to Pioneer High Yield Fund on February 25, 2000.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES TO THE BOARD OF TRUSTEES.

ADMINISTRATOR, TRANSFER AGENT, AND DISTRIBUTOR OF THE FUNDS

     The Funds have also entered into a Services Agreement with PFPC Inc., located at 211 South Gulph Road, P.O. Box 61503, King of Prussia, PA 19406. PFPC Inc. provides certain accounting, transfer agency and shareholder services to each Fund other than those relating to the investment portfolio of the Funds, the distribution of the Funds and the maintenance of each Fund's financial records. In addition to EQSF Advisers, Inc. acting as the Funds' Investment
Adviser, it also acts as the Funds' Administrator and provides all other administrative services to the Funds other than those relating to the investment portfolio of the Funds, the distribution of the Funds and the maintenance of the Funds' financial records and those performed by PFPC Inc. under the Services Agreement. The Adviser has entered into a Sub-Administration Agreement with PFPC Inc. pursuant to which PFPC Inc. performs certain of those services on behalf of the Adviser. During the fiscal year ended October 31, 1999 (the first year during which the administration agreement with the Adviser was in effect), the Funds paid fees to the Adviser for these services in the following amounts: Third Avenue Value Fund $2,164, Third Avenue Small-Cap Value Fund $201, and Third Avenue Real Estate Value Fund $13. M. J. Whitman, Inc. ("MJW"), 767 Third Avenue, New York, NY 10017, an affiliate of the Adviser, acts as the principal underwriter and distributor of the Funds' shares. MJW also acts as a broker-dealer for the Funds. In the fiscal year ended October 31, 1999, Third Avenue Value Fund paid approximately $672,971 in brokerage commissions to MJW (constituting 63% of all commissions paid by the Fund), Third Avenue Small-Cap Value Fund paid approximately $61,498 in brokerage commissions to MJW (constituting 78% of all commissions paid by the Fund), and Third Avenue Real Estate Value Fund paid $25,568 in brokerage commissions to MJW (constituting 89% of all commissions paid by the Fund).

EXECUTIVE OFFICERS

     In addition to Mr. Whitman, the other officers of the Trust are listed below, along with their age, position(s) held with the Trust and affiliates, and their principal occupation during the past five years.

      David M. Barse               37        President        President (5/98 to Present),
      767 Third Avenue                       and Chief        and Executive Vice President
      New York, NY 10017-2023                Operating        (4/95 to 5/98) of the Trust;
                                             Officer          President, Chief Operating Officer
                                             (COO)            and Director (7/96 to Present) of
                                                              Danielson Holding Corporation;
                                                              Director (8/96 to Present) of
                                                              National American Insurance
                                                              Company of California;
                                                              President (2/98 to Present),
                                                              Executive Vice President
                                                              (4/95 to 2/98), and Director
                                                              (4/95 to Present) of EQSF
                                                              Advisers, Inc.; President
                                                              (6/95 to Present), Chief
                                                              Executive Officer (7/99 to
                                                              Present), Director, Chief
                                                              Operating Officer (1/95 to
                                                              Present), Secretary (1/95 to
                                                              1/96) and Executive Vice
                                                              President (1/95 to 6/95) of
                                                              MJWHC; President (6/95 to
                                                              Present), Chief Executive
                                                              Officer (7/99 to Present),
                                                              Director and COO (1/95 to
                                                              Present), Secretary (1/95 to
                                                              1/96), Executive Vice
                                                              President (1/95 to 6/95) of
                                                              M.J. Whitman, Inc.; President
                                                              (6/95 to Present), Chief
                                                              Executive Officer (7/99 to
                                                              Present), Director and COO
                                                              (1/95 to Present), Executive
                                                              Vice President (1/95 to 6/95)
                                                              and Corporate Counsel (10/92
                                                              to 12/95) of M.J. Whitman
                                                              Advisers, Inc.; President
                                                              (6/99 to Present) of Third
                                                              Avenue Variable Series Trust;
                                                              Director (6/97 to Present) of
                                                              CGA Group, Ltd.


      Michael Carney                   46    Treasurer,       Treasurer and CFO of the Trust
      767 Third Avenue                       Chief            (3/90 to Present); Treasurer and
      New York, NY 10017-2023                Financial        CFO (6/99 to Present) of Third Avenue
                                             Officer          Variable Series Trust; Director (1/1/95
                                             (CFO)            to Present), Executive Vice President,
                                                              Chief Financial Officer (6/29/95 to
                                                              Present) of MJWHC and of M.J. Whitman,
                                                              Inc.; Treasurer, Director (1/1/95 to
                                                              Present), Executive Vice President
                                                              (6/29/95 to Present) and CFO (10/92 to
                                                              Present) of M.J. Whitman Advisers, Inc.;
                                                              Treasurer (12/93 to 4/96) of Longstreet
                                                              Investment Corp.; CFO (3/26/93 to 6/95)
                                                              of Danielson Trust Company; CFO of WHR
                                                              Management Corporation (8/91 to
                                                              Present), and Danielson Holding
                                                              Corporation (8/90 to Present); CFO and
                                                              Treasurer (5/89 to Present) of EQSF
                                                              Advisers, Inc.; CFO (5/89 to Present) of
                                                              Whitman Heffernan Rhein & Co., Inc.,
                                                              Martin J. Whitman & Co., Inc., (formerly
                                                              M.J. Whitman & Co., Inc.) and WHR
                                                              Management Company, L.P., a firm
                                                              managing investment partnerships.

      Kerri Weltz                      32    Assistant        Assistant Treasurer (5/96 to Present),
      767 Third Avenue                       Treasurer        Controller (1/96 to Present) and Assistant
      New York, NY 10017-2023                                 Controller (1/93 to 12/95) for the Trust;
                                                              Controller (1/96 to Present) and
                                                              Assistant Controller (1/93 to 12/95) of
                                                              EQSF Advisers, Inc.; Assistant Treasurer
                                                              and Controller (6/99 to Present) of
                                                              Third Avenue Variable Series Trust;
                                                              Controller (8/96 to Present), of
                                                              Danielson Holding Corp.; Controller
                                                              (5/96 to Present) and Assistant
                                                              Controller (1/95 to 5/96) of Whitman
                                                              Heffernan & Rhein Workout Fund II, L.P.
                                                              and Whitman Heffernan & Rhein Workout
                                                              Fund II-A, L.P.; Controller (5/96 to
                                                              Present) of WHR Management Corp.;
                                                              Controller (5/96 to Present) and
                                                              Assistant Controller (1/93 to 5/96) of
                                                              Whitman Heffernan Rhein & Co., Inc.;
                                                              Controller (5/96 to Present) of Martin
                                                              J. Whitman & Co., Inc.; Assistant
                                                              Controller (10/94 to 4/96) of Longstreet
                                                              Investment Corp. and Emerald Investment
                                                              Partners, L.P.

                                 PROPOSAL NO. 2

                    AMENDMENT TO CERTAIN FUNDAMENTAL POLICIES
             AND INVESTMENT RESTRICTIONS OF THIRD AVENUE VALUE FUND

     Each Fund in the Trust has adopted fundamental investment policies that govern generally the investment operations of the Fund and which may not be changed without shareholder approval. Some of the Third Avenue Value Fund's fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect or prevalent in the mutual fund industry. The Trust's Board, including a majority of Independent Trustees, has approved and directed that the following changes to the fundamental policies of the Third Avenue Value Fund be submitted to shareholders for approval, in order to make them consistent with the investment restrictions applying to the other Funds in the Trust.

     Presently, in addition to the investment restrictions applicable to all of the Funds, the Third Avenue Value Fund may not:

     1. Make short sales of securities or maintain a short position.

     2. Buy or sell commodities or commodity contracts, futures contracts or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

     3. Invest in securities of other investment companies if the Fund, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.

     4. Participate on a joint or joint and several basis in any trading account in securities.

     5. Make loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions, and (ii) repurchase agreements. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

     It is proposed that these investment restrictions be eliminated. If shareholders of the Third Avenue Value Fund approve the change in investment restrictions, the investment restrictions of that Fund will read as follows: The Fund may not:

     1. Borrow money or pledge, mortgage or hypothecate any of its assets except that the Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund's total assets when the borrowing is made.

     2. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

     3. Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

     4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended) (the "1940 Act"). Borrowings permitted by item 1 above are not senior securities.

     5. Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses or related trades or businesses.

     6. Invest 25% or more of the value of its total assets in any one industry.

     The Fund's fundamental policies do not restrict its ability to make loans or to invest in commodities, real estate or interests in real estate.

WHY MAKE THE CHANGES?

     In general, the Board believes that eliminating the disparities between the Third Avenue Value Fund and the other Funds of the Trust will enhance management's ability to manage Third Avenue Value Fund's assets efficiently and effectively and permit Trustees to review and monitor investment policies more easily. Although the proposed changes in fundamental restrictions will allow the Third Avenue Value Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in Third Avenue Value Fund.

     Shareholders will have the right to vote separately on each of the proposed changes to the fundamental restrictions. It is not a condition to making any of the changes that any other changes be approved by the shareholders. The following sets forth each of the proposed changes to the Third Avenue Value Fund's fundamental restrictions that shareholders are being requested to vote on.

A. Eliminate the restriction on making short sales of securities or maintaining a short position.

     The Third Avenue Value Fund is currently prohibited from making short sales of securities or maintaining a short position. Third Avenue Value Fund would like to have the ability to engage in short sales to the extent permitted by the 1940 Act, even though it does not intend to engage in short sales at the present time. In a short sale transaction, the Fund would sell a security it may or may not own in anticipation of a decline in the market value of the security.

     Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position.

B. Eliminate the restriction on buying or selling commodities or commodity contracts and futures contracts or real estate or interests in real estate.

     The Third Avenue Value Fund is currently prohibited from buying or selling commodities or commodity contracts and futures contracts and real estate or interests in real estate. This change would permit the Fund to invest without restriction in commodities or commodity contracts and futures contracts or real estate or interests in real estate should it desire to do so. The Fund has no current intention of investing in physical commodities or in real estate or interests in real estate other than indirectly through securities which are secured by real estate and securities of companies which invest or deal in real estate or commodities. However, given the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities", it is important for the Fund's policies to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by the Fund and is within its investment parameters. In addition, the Fund would like the flexibility to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g. through foreclosure on a mortgage in which the Fund directly or indirectly holds an interest), which the Board believes will make it easier for decisions to be made concerning the Fund's investments in real estate-related securities.

     Although the Fund also has no current intention of using financial contracts, such as futures contracts and options on futures contracts, the Fund may at some future date authorize the Adviser to enter into these kinds of financial contracts that are classified as commodities. These investments will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and securities it intends to purchase and managing other risks in the Fund's portfolio. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government securities. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the portfolio.

     The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

C. Eliminate the restriction on investing in securities of other investment companies if the Third Avenue Value Fund, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.

     Eliminating this restriction would bring the Fund's policy in line with present regulatory rules. If this proposal is approved, the Fund's policy would allow the purchase of securities of other investment companies, to the extent permitted by the 1940 Act, provided that after any purchase the Fund does not own more than 3% of such investment company's outstanding stock.

D. Eliminate the restriction on participating on a joint or joint and several basis in any trading account in securities.

     Third Avenue Value Fund is currently prohibited from participating on a joint or joint and several basis in any trading account in securities. The purpose of eliminating the restriction dealing with joint or joint and several trading transactions is to differentiate simultaneous investments by any Fund(s) or with another party with the way the term "joint and several transactions" is sometimes interpreted. Investment decisions for a Fund are made independently from those of other accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as one of the Funds, available investments will be allocated equitably to each Fund and other account(s). This procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

E. Eliminate the restriction on making loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions, and (ii) repurchase agreements.

     Third Avenue Value Fund is currently prohibited from making loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions, and (ii) repurchase agreements. If this proposal is approved, the Fund would have the right to make such loans, both directly and through the lending of its portfolio securities. Third Avenue Value Fund would like to have the ability, like the other Funds in the Trust, to make loans and to lend its portfolio securities to qualified institutions. While the Fund is permitted to purchase notes and debentures and other securities that are the equivalent of loans, it is prohibited from making direct loans to a proposed borrower. The Fund is occasionally presented with opportunities to make such loans and the Board believes that the Fund should have the flexibility to do so when appropriate. Loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. The market in loans and other direct debt instruments are not regulated by federal securities laws or the SEC.

     By lending its portfolio securities, a fund atttempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loan that may occur during the term of the loan will be for the account of the fund. A fund may lend its portfolio securities so long as the terms and structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledge and maintain with the fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loan rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

     The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of its total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Trustees.

     A fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, the Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

     The Trust, on behalf of Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund, has entered into a master lending arrangement with Bear, Stearns Securities Corp. in compliance with the foregoing requirements. If Shareholders of the Fund approve the proposed change in investment restrictions, it is contemplated that the Trust will enter into a similar agreement with Bear, Stearns Securities Corp. on behalf of Third Avenue Value Fund.

     THE BOARD OF TRUSTEES  RECOMMENDS  THAT  SHAREHOLDERS  OF THE THIRD  AVENUE
VALUE FUND VOTE "FOR" APPROVAL OF EACH OF THE AMENDMENTS TO THE FUND'S FUNDAMENTAL POLICIES SET FORTH AS PROPOSALS 2A, 2B, 2C, 2D AND 2E.

                                PROPOSAL NO. 3

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees, including a majority of the Independent Trustees of the Fund, selected, at a meeting of the Board of Trustees held on November 17, 1999, PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, NY 10036 as independent accountants to examine the financial statements of the Funds. PricewaterhouseCoopers has served as the Funds' independent accountants since the Funds' inception. The Funds have been informed that neither PricewaterhouseCoopers nor any of its partners has any direct financial interest or any material indirect financial interest in the Funds, nor has had any connection with the Funds during the past three years in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Although the Trust does not have an audit committee which meets with the independent accountants for the Funds, all of the Trustees are provided with updated financial and portfolio information statements each quarter, as well as audited year-end financial statements. The Board of Trustees meets with PricewaterhouseCoopers at a regular meeting of the Board of Trustees on an annual basis. It is not expected that a representative of PricewaterhouseCoopers will be present at the Special Meeting of the Shareholders.

     THE  BOARD  OF  TRUSTEES   RECOMMENDS  THAT  SHAREHOLDERS  VOTE  "FOR"  THE
RATIFICATION   OF   PRICEWATERHOUSECOOPERS,   LLP  AS  THE  FUNDS'   INDEPENDENT
ACCOUNTANTS.

                                 PROPOSAL NO. 4

     TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH THIRD AVENUE VALUE FUND IN CONNECTION WITH A CHANGE OF CONTROL OF ADVISER

                                 PROPOSAL NO. 5

     TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH THIRD AVENUE SMALL-CAP VALUE FUND IN CONNECTION WITH A CHANGE OF CONTROL OF ADVISER

                                 PROPOSAL NO. 6

     TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH THIRD AVENUE REAL ESTATE VALUE FUND IN CONNECTION WITH A CHANGE OF CONTROL OF ADVISER

     EQSF Advisers, Inc., 767 Third Avenue, New York, NY 10017-2023 (the "Adviser"), serves as the investment adviser of each Fund pursuant to Investment Advisory Agreements dated February 28, 1997 for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund, and September 16, 1998 for the Third Avenue Real Estate Value Fund (the "Present Advisory Agreements"). The Present Advisory Agreements were initially approved on the dates listed above by the sole shareholders of the Funds. They had previously been approved by the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"). After an initial two-year term, the Present Advisory Agreements continue from year to year if approved annually by the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or a majority of the outstanding voting securities of the Fund. The Board of Trustees, including a majority of the Independent Trustees, have each year approved the terms of the Present Advisory Agreements and their continuance (with the most recent approval for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund coming at the Board's meeting on February 9, 2000). These contracts may be terminated at any time without penalty, upon 60 days' written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

     Under each of the Present Advisory Agreements, the Adviser supervises and assists in the management of the Fund, provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. The Adviser furnishes, at its expense, all necessary office equipment and pays the compensation of officers of the Trust for their services as such.

     All other non-advisory expenses incurred in the operation of the Trust and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, salaries of non-officer fund employees and officers of the Trust providing administrative services, the cost of leased office space incurred in operation of the Trust, expenses of redemption of shares, charges of custodians and transfer agents, auditing and legal expenses and fees of outside Trustees, are borne by the Trust. Any expense which cannot be allocated to a specific Fund of the Trust will be allocated to each of the Funds based on their relative net asset values on the date the expense is incurred.

     Under the Present Advisory Agreements, each Fund pays the Adviser a monthly fee of 1/12 of .90% (an annual fee of .90%) on the average daily net assets in each portfolio during the prior month. During the fiscal year ended on October 31, 1999, Third Avenue Value Fund paid investment advisory fees to the Adviser of $12,805,667, Third Avenue Small-Cap Value Fund paid investment advisory fees to the Adviser of $1,247,500, and Third Avenue Real Estate Value Fund paid investment advisory fees to the Adviser of $47,874.

     Under current arrangements, whenever in any fiscal year the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes of Third Avenue Value Fund or Third Avenue Small-Cap Value Fund exceeds 1.9% of the first $100 million of average daily net assets of these Funds, and 1.5% of assets in excess of $100 million, the Adviser is obligated to reimburse the Fund(s) in an amount equal to that excess. Under current arrangements, whenever in any fiscal year, the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, of Third Avenue Real Estate Value Fund exceeds 1.5% of the average daily net assets of the Fund, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. If a Fund's operating expenses fall below the expense limitation, that Fund will begin repaying the Adviser for the amount contributed on behalf of the Fund. This repayment will continue for up to three years after the end of the fiscal year in which an expense is reimbursed by the Adviser, subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three year period expires. This arrangement may be terminated by either the Fund or the Adviser at any time without the consent of the other.

     For the fiscal year ended October 31, 1999, no fees were reimbursed to the Adviser by the Funds. The Adviser waived fees of $47,874, and reimbursed
$138,938 for Third Avenue Real Estate Value Fund, for the fiscal year ended October 31, 1999.

     The following are the executive officers and directors of the Adviser, all of whom are affiliated persons of the Trust and Adviser:

                                CAPACITY WITH FUNDS      CAPACITY WITH ADVISER
                                --------------------     ---------------------
    Martin J. Whitman           Chairman and Chief      Chairman and Chief
                                Executive Officer       Executive Officer

    David M. Barse              President, Chief        President, Chief
                                Operating Officer       Operating Officer,
                                                        Director

    Michael Carney              Treasurer, Chief        Treasurer, Chief
                                Financial Officer       Financial Officer

    Kerri Weltz                 Assistant Treasurer     Assistant Treasurer
    Barbara Whitman             Trustee                 Director


     The Investment Company Act of 1940, ("the Act") provides that in the event of a transfer of a controlling block of stock of the adviser of a registered investment company or series thereof, the Investment Advisory Contract with that fund is automatically terminated. A 25% block of the outstanding shares of the Adviser would normally be considered a controlling block as that term is used in the Act.

     Martin J. Whitman is a controlling person of the Adviser. His control is based upon his position as Chairman of the Board and Chief Executive Officer and an irrevocable proxy signed by his children, who own in the aggregate approximately 74% of the outstanding common stock of the Adviser (the balance of the shares being owned by Mr. Whitman and other employees of the Adviser and its affiliates). Mr. Whitman's children are Barbara Whitman whose address is the same as the Fund; James Q. Whitman, Yale Law School, 127 Wall Street, New Haven, CT 16520-8215, and Thomas I. Whitman, Swarthmore College, 500 College Avenue, Swarthmore, PA 19081. When Mr. Whitman formed the Adviser, his children purchased 75% of the outstanding shares. Each of Mr. Whitman's children currently own 24.33% of the common stock of the Adviser. As part of the initial formation of the Adviser, Mr. Whitman's children gave the right to vote their shares to him by signing an irrevocable proxy.

     Mr. Whitman now desires to revoke the proxy (which is permissible under the terms of the proxy) and return the voting rights of the shares to his children, as they are mature adults. While no change in ownership of the shares would be involved in any such revocation, management believes that transfer of the right to vote these shares constitutes an assignment under the Act. Thus, shareholders of each Fund in the Trust are being asked to approve new Investment Advisory Agreements with the Adviser to take effect upon such revocation. Mr. Whitman intends to revoke the proxy promptly after the shareholders approve the proposals and all other necessary approvals are obtained from other parties with whom the Adviser has contractual relationships, but in any event not later than March 31, 2001.

     Mr. Whitman has assured the Board that his revocation of the proxy will in no way affect his performance as Chairman and Chief Executive Officer and a Trustee of the Trust and Chairman and Chief Executive Officer and a director of the Adviser and its affiliates. He has every intention of continuing to serve the Trust and the other entities in his present capacities, and has agreed to enter into a five-year employment contract with the Adviser. Since the deemed assignment of the Present Advisory Agreements requires the approval of shareholders, the Adviser and the Trust determined to take this opportunity to revise and update the agreements to reflect current practices in the industry. No changes are proposed in the economic terms of the Investment Advisory Agreements.

     On March 27, 2000 the Board of Trustees, including the Independent Trustees, unanimously approved proposed Investment Advisory Agreements (the "Proposed Advisory Agreements"), the form of which is attached hereto as Appendix A and directed that they be submitted to the shareholders for approval at a Special Meeting of Shareholders called for that purpose. The following discussion is not complete and is subject in its entirety to the terms of the Proposed Advisory Agreements. The Proposed Advisory Agreements are identical in substance to the Present Advisory Agreements except for the date of the
Agreement, and the inclusion of liability, indemnification and notice provisions. The following paragraphs summarize these provisions.

     Paragraph 2 (d) of each Proposed Advisory Agreement states that the Adviser will give the benefit of its best judgement and effort in rendering the services described in the contract and shall not be liable for acts, omissions, or losses, except losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties.

     Paragraph 5 requires the Fund to indemnify the Adviser, its directors, officers, employees, and agents against liability arising out of the Adviser performing duties described in the Proposed Advisory Agreements, except where willful misfeasance, bad faith, gross negligence, or reckless disregard of duties is involved in the conduct of those duties. This provision is consistent with the Securities and Exchange Commission policy of indemnification provisions of mutual funds.

     Paragraph 6 makes clear that the name "Third Avenue" and any associated logo and mask are the property of the Adviser, but may continue to be used by the Fund as long as it is managed by the Adviser or receives the Adviser's consent to such use if it is no longer managed by the Adviser.

     Finally, the notice provision in Paragraph 7 simply states that the parties to the agreement must notify one another in writing at the addresses that each of them designates in writing and any such notice will be deemed to have been received on the earlier of the date it actually was received or on the fourth day after the postmark if it was mailed by first class mail.

     In evaluating the Proposed Advisory Agreements, the Board relied in part upon its experience in overseeing, on an ongoing basis, the nature, quality and extent of the Adviser's services to each Fund. The Board noted that the deemed assignment of the Present Advisory Agreements was occurring by reason of applicable definitions in the Act and that no actual changes in the management or operations of the Adviser would occur. The Board also noted Mr. Whitman's assurances as to his continued performance for the Funds, including his entrance into a five-year employment agreement with the Adviser, described above.

     With respect to the approval of the Proposed Advisory Agreements, the Board was provided with additional information prepared specially to assist it in its consideration of this issue. The Adviser had previously prepared a report evaluating the Adviser's fee and the Funds' expenses based on publicly available industry data as an aid to the Board in its deliberations. The Adviser presented its proposal to the Board of Trustees, which included the report and updated data on the funds described in it. The report compared the Funds' current expenses, advisory fee, performance and other indicators to comparable funds having similar investment approaches and objectives to the Funds.

     The Board reviewed the information and documentation provided and considered such factors as they deemed reasonably necessary. These factors included, among others, (1) the nature and quality of the advisory and non-advisory services rendered and the results achieved by the Adviser in the management of each Fund's portfolio, both on a stand-alone basis and in comparison to comparable funds; (2) the relationship of the advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the advisory fees on the Fund's expense ratio and the relationship of the Funds' pro forma expense ratios to the expense ratios of comparable mutual funds; (3) the costs borne by the Adviser in providing investment advisory and management services to the Funds; (4) the historical and anticipated profits of the Adviser in providing services to the Funds; and (5) the benefits the Adviser may have indirectly received from its relationship with the Funds, including execution of portfolio transactions for the Funds.

     In reaching its decision to approve the Proposed Advisory Agreements, the Independent Trustees noted that the Funds' historical performance under the Adviser's direction has been highly satisfactory and that the Third Avenue Value Fund's and Third Avenue Small-Cap Value Fund's historical total expense ratios had been below average. With respect to Third Avenue Real Estate Value Fund, the Independent Trustees noted that the Fund was relatively new and had not yet raised large assets, but that the Adviser's fee waivers and expense reimbursements had kept the Fund's expense ratio in line with other similar funds.

     In the event that shareholders do not approve the change of control and the Proposed Advisory Agreements, Mr. Whitman will not revoke his proxy and the Present Advisory Agreements will remain in effect.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE PROPOSED ADVISORY AGREEMENTS AND THE CHANGE OF CONTROL OF THE ADVISER.

                             PRINCIPAL SHAREHOLDERS

     On March 27, 2000, to the knowledge of the management of the Funds, only the following persons beneficially owned more than 5% of the outstanding shares of the Funds designated below:

THIRD AVENUE VALUE FUND

                                              PERCENTAGE OF          NUMBER
     NAME AND ADDRESS                    THIRD AVENUE VALUE FUND    OF SHARES
     ----------------                    -----------------------   -----------
     Charles Schwab & Co. Inc.(2)
     101 Montgomery Street
     San Francisco, CA 94104                    41.52%             16,065,500

     National Financial
     Securities Corp.(3)
     P.O. Box 3908
     Church Street Station
     New York, NY 10008-3908                    10.67%              4,129,064

     Donaldson Lufkin & Jenrette
     Securitites Corporation(3)
     Mutual Fund Dept. 5th Floor
     P.O. Box 2052 Jersey City, NJ 07303         8.99%              3,482,042

     Bear Stearns Securities Corp(4)
     One Metrotech Center North
     Brooklyn, NY 11201-3859                     6.29%              2,436,138

THIRD AVENUE SMALL-CAP VALUE FUND


                                              PERCENTAGE OF          NUMBER
     NAME AND ADDRESS                    THIRD AVENUE VALUE FUND    OF SHARES
     ----------------                    -----------------------   -----------
     Charles Schwab & Co. Inc.(2)
     101 Montgomery Street
     San Francisco, CA 94104                     33.60%             3,316,153

     National Financial Securities Corp.(3)
     P.O. Box 3908
     Church Street Station
     New York, NY 10008-3908                     18.20%             1,795,509

     Bear Stearns Securities Corp(4)
     One Metrotech Center North
     Brooklyn, NY 11201-3859                      8.25%               812,718

     Donaldson Lufkin & Jenrette
     Securitites Corporation(3)
     Mutual Fund Dept. 5th Floor
     P.O. Box 2052 Jersey City, NJ 07303          5.34%               526,184

THIRD AVENUE REAL ESTATE VALUE FUND


                                              PERCENTAGE OF          NUMBER
     NAME AND ADDRESS                    THIRD AVENUE VALUE FUND    OF SHARES
     ----------------                    -----------------------   -----------
     Bear Stearns Securities Corp(4)
     One Metrotech Center North
     Brooklyn, NY 11201-3859                     26.24%              304,997

     Charles Schwab & Co. Inc.(2)
     101 Montgomery Street
     San Francisco, CA 94104                     19.69%              227,642

     First Union National Bank
     FBO Bernard Rotko
     1525 W. WT Harris Blvd # 1151
     Charlotte, NC 28262-8522                    11.52%              133,258

     National Financial Securities Corp.(3)
     P.O. Box 3908
     Church Street Station
     New York, NY 10008-3908                     10.93%              126,356

     (2) Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund, and also holds shares for the benefit of its clients.

     (3) Donaldson Lufkin & Jenrette Securities Corporation and National Financial Services Corp. are broker-dealers holding shares for the benefit of their respective clients.

     (4) Bear Stearns Securities Corp. is a broker-dealer holding shares for the benefit of its clients, including, at such time, clients of MJW, the Funds' affiliated broker-dealer, principal underwriter and distributor.

     The officers and Trustees of the Funds own in the aggregate 2.50% of Third Avenue Value Fund, 1.10% of Third Avenue Small-Cap Value Fund, and 9.09% of Third Avenue Real Estate Value Fund.

     Management knows of no other matters which may be brought before the Meeting. However, if any other matters come before the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their judgement on such matters.

           SHAREHOLDERS PROPOSALS FOR FUTURE MEETINGS OF SHAREHOLDERS

     Since there are no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees in their discretion, shareholders wishing to submit proposals that are intended to be presented at any such future shareholder meeting, should submit the proposal(s) in writing to the President of the Trust, Third Avenue Funds, 767 Third Avenue, New York, NY 10017-2023. Shareholder proposals should be received in a reasonable time before the solicitation is made.

     Submission of proposals by shareholders does not guarantee its inclusion in a proxy statement since applicable state or federal rules apply. The Trust is not obligated to call a shareholder meeting to consider any proposal which is substantially the same as a matter voted upon by the shareholders during the preceding twelve months, unless requested by holders of a majority of all shares entitled to be voted at such meeting.

     By Order of the Board of Trustees,

     David M. Barse
     President

     Dated: April 15, 2000

                                                                           PROXY

                             THIRD AVENUE VALUE FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2000

         The undersigned, revoking all proxies heretofore given, hereby appoints Martin J. Whitman and David M. Barse and each of them, with power of substitution, to represent the undersigned and to vote all of the Fund shares of the undersigned at the Special Meeting of Shareholders to be held on May 24, 2000 at 11:00 a. m., at Four Times Square, 38th Floor, New York, NY 10036.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2A, 2B, 2C, 2D, 2E, 3, 4, AND 5, INCLUDING A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEES. IF NO SPECIFICATIONS ARE MADE, THE PROXY WILL BE VOTED FOR ITEMS 1, 2A, 2B, 2C, 2D, 2E, 3, 4, AND 5. THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

1. To elect ten (10) Trustees to serve until the next meeting of shareholders, if any, and until the election and qualification of their successors.

        [] FOR all nominees listed below            [] WITHHOLD AUTHORITY
        (except as marked to the contrary below)    (to vote for all nominees
                                                    listed below)

(INSTRUCTION: To withhold authority to vote for any nominee strike a line through the nominee's name in the list below)

        Phyllis W. Beck        Marvin Moser              Martin Shubik
        Lucinda Franks         Donald Rappaport          Charles C. Walden
        Gerald Hellerman       Myron M. Sheinfeld        Barbara. Whitman
                                                         Martin J. Whitman

2. To approve changing various fundamental investment restrictions of the Third Avenue Value Fund in order to make them consistent with the fundamental investment restrictions of the other Funds of the Trust.


2A. To eliminate the restriction on making short sales of securities or maintaining a short position.
               [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

2B. To eliminate the restriction on buying or selling commodities or commodity contracts and futures contracts or real estate or interests in real estate.
               [ ] FOR     [ ] AGAINST    [ ] ABSTAIN


2C. To eliminate the restriction on investing in securities of other investment companies if the Third Avenue Value Fund, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.


               [ ] FOR     [ ] AGAINST    [ ] ABSTAIN


2D. To eliminate the restriction on participating on a joint or joint and several basis in any trading account in securities.

               [ ] FOR     [ ] AGAINST    [ ] ABSTAIN


2E. To eliminate the restriction on making loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions, and (ii) repurchase agreements.


              [ ] FOR     [ ] AGAINST    [ ] ABSTAIN


3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending October 31, 2000.

                  [] FOR             [] AGAINST                 [] ABSTAIN

4. To approve a new Investment Advisory Agreement between the Fund and its current adviser, EQSF Advisers, Inc.

                  [] FOR             [] AGAINST                 [] ABSTAIN

5. To transact such other business as may properly come before the meeting and/or any adjournments thereof.

                  [] FOR             [] AGAINST                 [] ABSTAIN


NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on this card. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name.

                          DATE:_____________________, 2000

                         ------------------------------
                         Signature

                         ------------------------------
                         Signature (if held jointly)

PLEASE VOTE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                                                           PROXY

                        THIRD AVENUE SMALL-CAP VALUE FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2000

         The undersigned, revoking all proxies heretofore given, hereby appoints Martin J. Whitman and David M. Barse and each of them, with power of substitution, to represent the undersigned and to vote all of the Fund shares of the undersigned at the Special Meeting of Shareholders to be held on May 24, 2000 at 11:00 a. m., at Four Times Square, 38th Floor, New York, NY 10036.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, AND 4, INCLUDING A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEES. IF NO SPECIFICATIONS ARE MADE, THE PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, AND 4. THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

1. To elect ten (10) Trustees to serve until the next meeting of shareholders, if any, and until the election and qualification of their successors.

        [] FOR all nominees listed below           [] WITHHOLD AUTHORITY
        (except as marked to the contrary below)       (to vote for all nominees
                                                       listed below)

(INSTRUCTION: To withhold authority to vote for any nominee strike a line through the nominee's name in the list below)

        Phyllis W. Beck           Marvin Moser             Martin Shubik
        Lucinda Franks            Donald Rappaport         Charles C. Walden
        Gerald Hellerman          Myron M. Sheinfeld       Barbara. Whitman
                                                           Martin J. Whitman

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending October 31, 2000.

                  [] FOR             [] AGAINST              [] ABSTAIN


3. To approve a new Investment Advisory Agreement between the Fund and its current adviser, EQSF Advisers, Inc.

                  [] FOR             [] AGAINST              [] ABSTAIN

4. To transact such other business as may properly come before the meeting and/or any adjournments thereof.

                  [] FOR             [] AGAINST              [] ABSTAIN


NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on this card. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name.


                         DATE:_____________________, 2000



                         ------------------------------
                         Signature

                         ------------------------------
                         Signature (if held jointly)

PLEASE VOTE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                                                           PROXY

                       THIRD AVENUE REAL ESTATE VALUE FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2000

         The undersigned, revoking all proxies heretofore given, hereby appoints Martin J. Whitman and David M. Barse and each of them, with power of substitution, to represent the undersigned and to vote all of the Fund shares of the undersigned at the Special Meeting of Shareholders to be held on May 24, 2000 at 11:00 a. m., at Four Times Square, 38th Floor, New York, NY 10036.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, AND 4, INCLUDING A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEES. IF NO SPECIFICATIONS ARE MADE, THE PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, AND 4. THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

1. To elect ten (10) Trustees to serve until the next meeting of shareholders, if any, and until the election and qualification of their successors.

         [] FOR all nominees listed below             [] WITHHOLD AUTHORITY
         (except as marked to the contrary below)      (to vote for all nominees
                                                        listed below)

(INSTRUCTION: To withhold authority to vote for any nominee strike a line through the nominee's name in the list below)

          Phyllis W. Beck           Marvin Moser               Martin Shubik
          Lucinda Franks            Donald Rappaport           Charles C. Walden
          Gerald Hellerman          Myron M. Sheinfeld         Barbara. Whitman
                                                               Martin J. Whitman


2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending October 31, 2000.


                 [] FOR             [] AGAINST              [] ABSTAIN



3. To approve a new Investment Advisory Agreement between the Fund and its current adviser, EQSF Advisers, Inc.

                  [] FOR             [] AGAINST              [] ABSTAIN

4. To transact such other business as may properly come before the meeting and/or any adjournments thereof.

                  [] FOR             [] AGAINST              [] ABSTAIN


NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on this card. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name.


                         DATE:_____________________, 2000



                         ------------------------------
                         Signature

                         ------------------------------
                         Signature (if held jointly)

PLEASE VOTE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.